                            ADMINISTRATION AGREEMENT

                                      among

             MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2006-SL2,
                                as Issuing Entity

                       LASALLE BANK NATIONAL ASSOCIATION,
                                as Administrator

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee,

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  as Depositor

                           Dated as of August 8, 2006

     This Administration Agreement (the "Agreement") is entered into as of August 8, 2006, among MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2006-SL2, a Delaware statutory trust (the "Issuing Entity"), LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrator (the "Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee"), and MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor (the "Depositor").

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture (as defined herein).

                                  WITNESSETH:

     WHEREAS, the Issuing Entity is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) created by a Trust Agreement relating to the Issuing Entity, dated as of August 8, 2006 (the "Trust Agreement"), among the Depositor, the Owner Trustee and the Securities Administrator;

     WHEREAS, the Issuing Entity will issue under an indenture its MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-SL2 Mortgage Loan Asset-Backed Notes, Series 2006-SL2 (the "Notes") and, under the Trust Agreement, its MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-SL2 Mortgage Loan Asset-Backed Certificates, Series 2006-SL2 (the "Certificates" and collectively with the Notes, the "Securities");

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of August 8, 2006 (the "Indenture"), among the Issuing Entity, Citibank, N.A., as indenture trustee (in such capacity, the "Indenture Trustee"), and LaSalle Bank National Association, as securities administrator (in such capacity, the "Securities Administrator");

     WHEREAS, the Certificates will be issued pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Issuing Entity;

     WHEREAS, the Issuing Entity has entered into certain agreements in connection with the issuance of the Securities, including (i) a Servicing Agreement, dated as of August 8, 2006 (the "Wilshire Servicing Agreement"), among the Issuing Entity, the Depositor, Wilshire Credit Corporation, as servicer (the "Servicer"), LaSalle Bank National Association, as master servicer (in such capacity, the "Master Servicer") and Securities Administrator, and the Indenture Trustee, (ii) an Assignment, Assumption and Recognition Agreement, dated as of August 8, 2006, among the Sponsor, Merrill Lynch Credit Corporation and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by the Master Servicer and the Indenture Trustee (the "Countrywide AAR"), (iii) the Letter of Representations, dated August 8, 2006 (the "Depository Agreement"), among the Issuing Entity, the Securities Administrator and The Depository Trust Company relating to the Class A, Class M and Class B Notes and (iv) the Indenture. The Wilshire Servicing Agreement, the Countrywide AAR, the Depository Agreement, the Indenture and the Trust Agreement are collectively referred to herein as the "Related Agreements");

     WHEREAS, pursuant to the Related Agreements, the Issuing Entity is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuing Entity represented by the Certificates (the registered holder of such interests being referred to herein as the "Certificateholder");

     WHEREAS, the Issuing Entity desires to have the Administrator and the Depositor, respectively, perform certain of the duties of the Issuing Entity referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuing Entity may from time to time request; and

     WHEREAS, the Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuing Entity on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1. Duties of the Administrator.

          (a) The Administrator agrees to perform all of the duties of the Issuing Entity and the Owner Trustee under the Depository Agreement. In addition to its duties performed under the Depository Agreement, the Administrator shall take all appropriate action that is the duty of the Issuing Entity and the Owner Trustee to take with respect to the following matters under the Trust Agreement, the Wilshire Servicing Agreement and the Indenture (references are to sections of the Indenture):

          (i) causing the preparation of the Notes for execution by the Owner Trustee or the Administrator upon the registration of any transfer or exchange of the Notes (Sections 4.02 and 4.03);

          (ii) causing the preparation of Definitive Notes in accordance with the instructions of any Clearing Agency (including the preparation of any temporary notes), (Sections 4.08 and 4.13);

          (iii) the notification to the Owner Trustee of the Issuing Entity's non-compliance with its negative covenants or restricted payment covenants upon actual knowledge by a Responsible Officer of the Administrator of such non-compliance (Sections 3.10 and Section 3.23);

          (iv) the execution of all supplements, amendments, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Administrator for execution to protect the Collateral (Section 3.07).

          (b) [Reserved].

          (c) [Reserved].

          (d) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator's opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

     In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator shall have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

     Section 2. Duties of the Depositor With Respect to the Indenture.

          (a) The Depositor shall take all appropriate action that is the duty of the Issuing Entity or the Owner Trustee to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

          (i) causing the preparation of the Notes (for execution by the Owner Trustee or the Administrator) upon their initial issuance and causing the preparation of an Issuing Entity Request (for execution by the Owner Trustee or the Securities Administrator) for delivery to the Securities Administrator regarding the authentication of the Notes (Section 2.02)

          (ii) causing the preparation of an Issuing Entity Request and Officer's Certificate (and executing the same on behalf of the Issuing Entity) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral, as defined in the Indenture (Section 11.01)

          (iii) causing the preparation of Issuing Entity Requests (and executing the same on behalf of the Issuing Entity) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

          (iv) causing the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Sections 8.05 and 11.01);

          (v) the delivery of notice to the Indenture Trustee and the Rating Agency of each Event of Default under the Indenture (Sections 3.24 and 5.01);

          (vi) the annual delivery of Opinions of Counsel, in accordance with
     Section 3.05 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers' Certificate (Section 3.09) and the delivery of the Annual Statement of Compliance (Section 3.11);

          (vii) causing the preparation and execution of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuing Entity to the Indenture Trustee or the Administrator to take any action under the Indenture (Sections 4.10, 8.03, 9.04 and 11.01);

          (viii) the appointment of a successor Indenture Trustee (Section 6.09); and

          (ix) obtaining and preserving the Issuing Entity's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.05).

          (b) In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that is the duty of the Issuing Entity or Owner Trustee to take pursuant to the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Mortgage Loans) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

     Section 3. Records. The Administrator shall maintain appropriate books of account, if any, and records relating to services performed hereunder, which books of account and records shall be accessible, with two (2) Business Days advance notice, for inspection by the Issuing Entity and the Depositor at any time during normal business hours.

     Section 4. Compensation. The Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Administrator and the Depositor.

     Section 5. Additional Information to be Furnished to the Issuing Entity. The Depositor shall furnish to the Issuing Entity from time to time such additional information regarding the Collateral as the Issuing Entity shall reasonably request.

     Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

     Section 7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator or the Depositor, respectively, and either of the Issuing Entity or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 8. Other Activities of the Administrator and the Depositor. Nothing herein shall prevent the Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity or the Owner Trustee.

     Section 9. Term of Agreement; Resignation and Removal of the Administrator.

          (a) This Agreement shall continue in force until the termination of the Trust Agreement and the Indenture in accordance with its terms, upon which event this Agreement shall automatically terminate.

          (b) Subject to Section 9(e) hereof, the Administrator may resign its duties hereunder by providing the Issuing Entity with at least 60 days' prior written notice.

          (c) Subject to Section 9(e) hereof, the Issuing Entity may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

          (d) Subject to Section 9(e) hereof, the Issuing Entity may remove the Administrator immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within thirty (30) days (or, if such default cannot be cured in such time, shall not give within thirty (30) days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity); or

          (ii) a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Administrator's affairs; or

          (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuing Entity, the Depositor and the Indenture Trustee within seven Business days after the occurrence of such event.

          (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity (or the Depositor on its behalf) and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed Administrator or the Issuing Entity may petition any court of competent jurisdiction for the appointment of a successor Administrator.

          (f) The appointment of any successor Administrator shall be effective only if such successor Administrator will not cause a downgrading of any class of Notes by the Rating Agencies.

          (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Securities Administrator pursuant to the Indenture, the Administrator shall immediately resign and such successor Securities Administrator shall automatically become the Administrator under this Agreement. Any such successor Securities Administrator shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Administrator.

     Section 10. Action upon Termination, Resignation or Removal of the Administrator. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) hereof or the resignation or removal of the Administrator pursuant to Section 9(b) or (c) hereof, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the successor Administrator all property and documents of or relating to the Collateral then in the custody of the Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.

     Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

          (a) if to the Issuing Entity, to:

               MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-SL2 c/o Wilmington Trust Company
               1100 North Market Street

               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Fax: (302) 636-4140

          (b) if to the Administrator, to:

               LaSalle Bank National Association
               135 South LaSalle Street, Suite 1625
               Chicago, IL 60603
               Attention: Client Manager - MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2006-SL2
               Fax: (312) 904-6709

          (c) if to the Owner Trustee, to:

               c/o Wilmington Trust Company
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Fax: (302) 651-8882

          (d) if to the Depositor, to:

               Merrill Lynch Mortgage Investors, Inc.
               250 Vesey Street
               4 World Financial Center, 10th Floor
               New York, New York 10080

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

     Section 12. Amendments.

          (a) This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Indenture Trustee and an Opinion of Counsel shall be furnished to the Indenture Trustee (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) stating that such amendment complies with the provisions of this Section.

          (b) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Notes are outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with an Opinion of Counsel (which opinion shall not be at the expense of the Indenture Trustee) that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder.

          (c) If the purpose of the amendment is to add or eliminate or change any provision of this Agreement, it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with either (i) a letter from each of the Rating Agencies confirming that such amendment will not cause the Rating Agency to qualify, downgrade or withdraw their then-current rating of the Notes without giving effect to the Policy or (ii) an Opinion of Counsel, from the party requesting such amendment, stating that such amendment will not materially and adversely affect any of the Noteholders.

          (d) Promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to the Rating Agencies.

     Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 15. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

     Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 18. Not Applicable to LaSalle Bank National Association in Other Capacities. Nothing in this Agreement shall affect any obligation LaSalle Bank National Association may have in any other capacity.

     Section 19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     Section 20. Limitation of Liability of the Administrator; Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been signed by LaSalle Bank National Association not in its individual capacity but solely in its capacity as Administrator and in no event shall the Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. The Administrator shall not have any duties or obligations other than those expressly set forth in this Agreement, and no implied duties on its part shall be read into this Agreement.

     Section 21. Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuing Entity, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuing Entity.

     Section 22. Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuing Entity to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuing Entity adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuing Entity, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuing Entity as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuing Entity; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuing Entity or of all or any substantial part of the properties and assets of the Depositor or the Issuing Entity, or cause the Issuing Entity to make any general assignment for the benefit of creditors of the Depositor or the Issuing Entity, or take any action in furtherance of any of the above actions.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                        MERRILL LYNCH MORTGAGE INVESTORS TRUST,
                                        SERIES 2006-SL2,


                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Administrator


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILMINGTON TRUST COMPANY,
                                        as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated August 8, 2006 ("Agreement"), among Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, Merrill Lynch Credit Corporation, a Delaware corporation (collectively with Merrill Lynch Mortgage Lending, Inc., the "Assignor"), Merrill Lynch Mortgage Investors Trust, Series 2006-SL2, a Delaware Trust (the "Assignee"), and Countrywide Home Loans Servicing LP, a Texas limited partnership (the "Company"or the "Servicer"), and acknowledged and agreed to by Citibank, N.A., a national banking association, as indenture trustee (the "Indenture Trustee"), and LaSalle Bank National Association, a national banking association, as master servicer (the "Master Servicer").

          Capitalized terms used herein and not defined herein shall have the meanings set forth in the Servicing Agreement (defined below).

          For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as owner, in, to and under that certain Flow Servicing Agreement, dated as of August 8, 2006 (the "Servicing Agreement"), by and between the Assignor (in such capacity, the "Owner") and the Company attached hereto as Attachment 1.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section
13.15 (relating the Owner's obligation to execute certain confidentiality agreements); (iv) any rights of the Assignor under the Commitment Letter, dated as of August 8, 2006 (the "Commitment Letter") between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement, and (v) any rights in respect of the fourth paragraph of Section 2.25.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than (a) the obligations set forth in clauses (ii), (iii) and (v) of the preceding paragraph, (b) the obligations set forth in the fourth paragraph of section 2.25, (c) the obligations set forth in the second and third sentences of section 6.02(c); (d) the obligations set forth in sections 8.01(b), clause (a) (with respect to any liability arising prior to the date hereof), 8.01(b), clause (b) and 8.01(b), clause (c), (e) the obligations of the Owner (in its capacity as Owner or as MLMI in its own capacity) with respect to Cost of Funds in connection with any Servicing Advances and HELOC Draw Advances; (f) the obligations set forth in
Section 2.25 to the extent not reimbursed by the Owner; (g) the obligations of the Assignor under section 5.02(f)(iii); (h) the obligations of the Owner under
Section 11.03; and (i) the obligations of the Assignor under the Commitment Letter (to the extent not addressed herein or in the Servicing Agreement).

          The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement: (a) the Servicing Fee remitted to the Servicer for the Mortgage Loans shall be the fee set forth in the Indenture notwithstanding any fees set forth in the Commitment Letter, and (b) any Prepayment Penalties collected by the Servicer shall be remitted to the Master Servicer.

          2. Recognition of the Company

          From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Citibank, N.A., as indenture trustee (including its successors in interest and any successor indenture trustees under the Indenture, dated as of August 8, 2006, among Citibank, N.A., Merrill Lynch Mortgage Investors Trust, Series 2006-SL2 (the "Trust"), and LaSalle Bank National Association, as securities administrator, as the "Securities Administrator") which Trust was created pursuant to a Deposit Trust Agreement, dated as of August 8, 2006 (the "Trust Agreement"), among the Assignee, as depositor, and Wilmington Trust Company, as owner trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Company shall look solely to the Trust, as Owner (including the Indenture Trustee and the Master Servicer, acting on the Trust's behalf) for performance of any obligations of the Owner under the Flow Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder or in its individual capacity as set forth in the Flow Servicing Agreement), (iii) the Trust (including the Indenture Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article X of the Servicing Agreement or Master Servicer, as applicable (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Indenture Trustee and the Master Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in
Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Indenture Trustee.

          The Company further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and the Master Servicer, acting on behalf of the Trust as the owner of the Mortgage Loans, shall have the same rights as are assigned by Assignor, in its capacity as the original "Owner" under the Servicing Agreement, to the Trust hereunder. Such rights that the Master Servicer may enforce will include, without limitation, the right to terminate the Company under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Company. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Servicing Agreement it being understood that the Trust shall remain primarily liable for all obligations of "Owner" pursuant to the Servicing Agreement and this Agreement as of the date hereof.

          All reports and other data required to be delivered by the Company to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer, at LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603 Attention: Global Securities and Trust Services - MLMI 2006-SL2. All remittances required to be made to the Trust, as the successor in interest to the Assignor as Owner under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

LaSalle Bank National Association
ABA# 071000505
Acct# 723985.1
Attn: Sandra L. Brooks

          3. Representations and Warranties of the Company

          The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

          (d) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

          (e) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

          (f) The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

          (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

          (h) To the Company's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

          (i) The Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          Pursuant to Section 13.13(b) of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

          4. Representations and Warranties of the Assignor

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan; and

          (b) The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor.

          (c) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (d) The Assignor has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement The execution by the Assignor of this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement have been duly authorized by all necessary corporate action on part of the Assignor. This Agreement has been duly executed and delivered by the Assignor, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (e) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement or the consummation by it of the transaction contemplated hereby;

          (f) There is no action, suit, proceeding or investigation pending or threatened against the Assignor, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Assignor to perform its obligations under this Agreement or the Servicing Agreement, and the Assignor is solvent; and

          (g) The Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          5. Modification of Servicing Agreement

          (a) The parties hereto acknowledge Section 3.03 and the requirement to reimburse the Servicer in accordance with such section. In connection therewith, the Assignor and the Master Servicer agree to notify the Servicer if an Amortization Event shall be in effect with respect to the HELOC Mortgage Loans. The Servicer shall provide to the Master Servicer and to the Assignor the total outstanding balance of the HELOC Mortgage Loans and the balance of the Draws for the current reporting month as of the date of such Amortization Event. The Assignor (unless such obligation is transferred to an affiliate of the Servicer upon the mutual agreement of the Assignor and the Servicer) will remain responsible to reimburse the Servicer for such Excluded Amounts.

          (b) Section 4.07 is modified by adding "and the Master Servicer" after "The Owner".

          (c) The parties acknowledge that the Master Servicer shall have the same rights and benefits as the Owner with respect to indemnification by the Servicer under the Servicing Agreement and shall be a third party beneficiary of the obligations of the Servicer and rights of the Owner relating to Regulation AB set forth in the Servicing Agreement as if it were a party thereto.

          (d) (e) The definition of Business Day is hereby amended by adding the word " Illinois" after the words "Texas".

          (e) (f) Section 3.01 of the Servicing Agreement is amended by adding the following sentence at the end thereof:

          "If the Master Servicer does not receive all amounts required to be remitted to it pursuant to this Section 3.01 by 5:00 p.m. (New York
          Time) on the Remittance Date, the Servicer shall pay, out of its own funds, interest on such amount at a rate equal to the "prime rate" as published by The Wall Street Journal at such time for each date or part thereof."

          (f) The Assignor acknowledges its obligations under clause (4) and the last three sentences of Section 3.03 of the Servicing Agreement.

          6. Miscellaneous

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Indenture Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          (d) The Servicer shall be considered a third party beneficiary under the Indenture with respect to any amounts due to it thereunder.

          (e) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Servicing Agreement.

          (f) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          (g) In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          (h) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Servicing Agreement, as applicable.

          (i) For purposes of this Agreement, the Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH CREDIT CORPORATION,
                                        a Delaware Corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COUNTRYWIDE HOME LOANS SERVICING LP,
                                        a Texas limited partnership
                                        (Servicer)

                                        By: COUNTRYWIDE GP, INC.,
                                        general partner


                                        By:
                                            ------------------------------------
                                        Name: Thomas P. Lin
                                        Title: Senior Vice President

                                        MERRILL LYNCH MORTGAGE INVESTORS TRUST,
                                        SERIES 2006-2, a Delaware Trust

                                        By: Wilmington Trust Company, solely as
                                        Owner Trustee and not in its individual
                                        capacity


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED TO
ON THE DATE FIRST WRITTEN ABOVE:

CITIBANK, N.A.,
as Indenture Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


LASALLE BANK NATIONAL ASSOCIATION,
as Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------